UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2011

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2011, Double Eagle Petroleum Co., a Maryland corporation (the "Company"), entered into an At Market Issuance Sales Agreement (the "Sales Agreement") with McNicoll, Lewis & Vlak LLC ("MLV"), pursuant to which the Company may offer and sell shares of its common stock at an aggregate offering price of up to $20,000,000 from time to time through MLV as the Company’s sales agent.

Pursuant to the Sales Agreement, the sales, if any, of the Company’s Common Stock made under the Sales Agreement will be "at the market" equity offerings as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), including sales made directly on the NASDAQ Global Select Market, any other existing trading market for the Company’s common stock or to or through a market maker or with the Company’s consent in privately negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices. The Company has no obligation to sell any shares in the offering and at any time may terminate the Agreement.

The Sales Agreement provides for compensation to MLV at a fixed commission rate of 3% of the gross sales price per share sold. MLV will be reimbursed for reasonable out-of-pocket expenses under certain conditions. The Company has also agreed to indemnify MLV against certain liabilities, including liabilities under the Securities Act.

The description of the Sales Agreement set forth above is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
5.1: Opinion of Faegre & Benson LLP.

10.1: At Market Issuance Sales Agreement, dated August 23, 2011, by and between Double Eagle Petroleum Co. and McNicoll, Lewis & Vlak LLC.

23.1: Consent of Faegre & Benson LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

August 24, 2011	By:	/s/ Kurtis Hooley

Name: Kurtis Hooley
Title: Sr. Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Faegre & Benson LLP.
10.1	At Market Issuance Sales Agreement, dated August 23, 2011, by and between Double Eagle Petroleum Co. and McNicoll, Lewis & Vlak LLC.